                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing statement on
Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of this 31st Day of May, 2000.

THE TCW GROUP, INC.

By:  /s/ Linda D. Barker
     --------------------------------------
Linda D. Barker, Authorized Signatory

TRUST COMPANY OF THE WEST

By:  /s/ Kenneth Liang
     --------------------------------------
Kenneth Liang, Authorized Signatory

TCW ASSET MANAGEMENT COMPANY

By:  /s/ Kenneth Liang
     --------------------------------------
Kenneth Liang, Authorized Signatory

TCW SPECIAL CREDITS

By:  /s/  Kenneth Liang
     --------------------------------------
Kenneth Liang, Authorized Signatory
of TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits

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TCW SPECIAL CREDITS FUND IV

By:  /s/ Kenneth Liang
     --------------------------------------
Kenneth Liang, Authorized Signatory
of TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits, the General
Partner of TCW Special Credits
Fund IV

TCW SPECIAL CREDITS PLUS FUND

By:  /s/  Kenneth Liang
     --------------------------------------
Kenneth Liang, Authorized Signatory
of TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits, the General
Partner of TCW Special Credits Plus
Fund

TCW SPECIAL CREDITS TRUST IV

By:  /s/ Kenneth Liang
     --------------------------------------
Kenneth Liang, Authorized Signatory
of Trust Company of the West,
the trustee of TCW Special
Credits Trust IV

TCW SPECIAL CREDITS TRUST IVA

By:  /s/ Kenneth Liang
     --------------------------------------
Kenneth Liang, Authorized
Signatory of Trust Company
of the West, the trustee
of TCW Special Credits
Trust IVA

ROBERT A. DAY

By:   /s/ Linda D. Barker
     --------------------------------------
      Linda D. Barker
      Under Power of Attorney dated
      March 31, 2000, on file with
      Schedule 13G for
      Cox Radio, Inc. dated May 9, 2000


OAKTREE CAPITAL MANAGEMENT, LLC

By:   /s/ Kenneth Liang
     --------------------------------------
      Kenneth Liang
      Managing Director and General Counsel

OCM REAL ESTATE OPPORTUNITIES FUND A, L.P.

By:   /s/ Kenneth Liang

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     --------------------------------------
      Kenneth Liang
      Managing Director and General Counsel
      of Oaktree Capital Management, LLC,
      the General Partner of OCM Real Estate Opportunities Fund A, L.P.

OCM REAL ESTATE OPPORTUNITIES FUND B, L.P.

By:   /s/ Kenneth Liang
     --------------------------------------
      Kenneth Liang
      Managing Director and General Counsel
      of Oaktree Capital Management, LLC,
      the General Partner of OCM Real Estate Opportunities Fund B, L.P.